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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 24, 2001


                         Commission file number 0-24787

                       AFFILIATED COMPUTER SERVICES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                                             51-0310342
----------------------------                              ------------------
(State or other Jurisdiction                                (IRS Employer
     of Incorporation)                                    Identification No.)

                               2828 NORTH HASKELL
                               DALLAS, TEXAS 75204
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (214) 841-6111
              (Registrant's telephone number, including area code)





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ITEM 2.  ACQUISITIONS OR DISPOSITION OF ASSETS

On August 24, 2001, Affiliated Computer Services ("ACS") acquired 100% of the stock of Lockheed Martin IMS Corporation ("IMS"), a subsidiary of Lockheed Martin Corporation, for $825 million in cash plus related transaction costs (the "IMS Acquisition"). ACS funded the IMS Acquisition with a combination of cash on hand, borrowings under its existing $450 million credit facility ("Credit Facility") and borrowings under a new 18-month $550 million interim facility ("Interim Facility"), led by Bear, Stearns & Co. Inc. and Wells Fargo, N. A. The obligations of ACS under the Interim Facility are pari passu with the obligations under the existing Credit Facility. In connection with the foregoing, ACS amended the Credit Facility in order to adjust certain covenants to permit the IMS Acquisition ("Amendment").

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(a)  Financial Statements of Businesses Acquired:

     (1) Consolidated Audited Financial Statements of Lockheed Martin IMS Corporation (A Subsidiary of Lockheed Martin Corporation) as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000.

     (2) Unaudited Consolidated Financial Statements of Lockheed Martin IMS Corporation (A Subsidiary of Lockheed Martin Corporation) as of June 30, 2001 and for the six months ended June 30, 2001 and 2000.

(b)  Unaudited Pro Forma Combined Financial Statements:

     (1)  Unaudited Pro Forma Combined Balance Sheet as of June 30, 2001

     (2) Unaudited Pro Forma Combined Statement of Income for the year ended June 30, 2001

     (3)  Notes to Unaudited Pro Forma Combined Financial Statements

(c)  Exhibits:

     10.1 Stock Purchase Agreement dated August 24, 2001 by and among Lockheed Martin Corporation, Lockheed Martin Investments, Inc. and Affiliated Computer Services, Inc.

     10.2 Credit Agreement dated August 24, 2001 between Affiliated Computer Services, Inc., Borrower, Bear Stearns Corporate Lending Inc., Administrative Agent and Syndication Agent; Bear, Stearns & Co. Inc., Bookrunner and Co-Lead Arranger; Wells Fargo Bank Texas, N.A., Documentation Agent and Co-Lead Arranger; Certain Lenders and Certain Subsidiary Guarantors for $550,000,000 Senior Credit Facility

     10.3 Second Amendment to Credit Agreement and Consent dated August 10, 2001 between Affiliated Computer Services, Inc., Wells Fargo Bank Texas, N.A., Agent; Bank One, N.A., Co-Agent; and Certain Lenders for $450,000,000 Revolving Credit Facility

     23.1 Consent of Ernst and Young, LLP



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     99.1 Financial Statements of Affiliated Computer Services, Inc. and
          Subsidiaries as of June 30, 2001 and each of the three years in the period ended June 30, 2001, incorporated by reference from Affiliated Computer Services, Inc. Annual Report on Form 10-K for the fiscal year ended June 30, 2001.

     99.2 Consolidated Audited Financial Statements of Lockheed Martin IMS Corporation (A Subsidiary of Lockheed Martin Corporation) as of December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000.

     99.3 Unaudited Consolidated Financial Statements of Lockheed Martin IMS Corporation (A Subsidiary of Lockheed Martin Corporation) as of June 30, 2001 and for the six months ended June 30, 2001 and 2000.

     99.4 Unaudited Pro Forma Combined Financial Information


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 29, 2001

                                   Affiliated Computer Services, Inc.

                                   By: /s/ WARREN D. EDWARDS
                                      --------------------------------------
                                          Warren D. Edwards
                                          Executive Vice President and
                                          Chief Financial Officer



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                                INDEX TO EXHIBITS



EXHIBIT
NUMBER         DESCRIPTION
-------        -----------

  10.1         Stock Purchase Agreement dated August 24, 2001 by and among
               Lockheed Martin Corporation, Lockheed Martin Investments, Inc.
               and Affiliated Computer Services, Inc.

  10.2         Credit Agreement dated August 24, 2001 between Affiliated
               Computer Services, Inc., Borrower, Bear Stearns Corporate Lending
               Inc., Administrative Agent and Syndication Agent; Bear, Stearns &
               Co. Inc., Bookrunner and Co-Lead Arranger; Wells Fargo Bank
               Texas, N.A., Documentation Agent and Co-Lead Arranger; Certain
               Lenders and Certain Subsidiary Guarantors for $550,000,000 Senior
               Credit Facility

  10.3         Second Amendment to Credit Agreement and Consent dated August 10,
               2001 between Affiliated Computer Services, Inc., Wells Fargo Bank
               Texas, N.A., Agent; Bank One, N.A., Co-Agent; and Certain Lenders for $450,000,000 Revolving Credit Facility

  23.1         Consent of Ernst and Young, LLP

  99.1         Financial Statements of Affiliated Computer Services, Inc. and
               Subsidiaries as of June 30, 2001 and each of the three years in the period ended June 30, 2001, incorporated by reference from Affiliated Computer Services, Inc. Annual Report on Form 10-K for the fiscal year ended June 30, 2001.

  99.2         Consolidated Audited Financial Statements of Lockheed Martin IMS
               Corporation (A Subsidiary of Lockheed Martin Corporation) as of
               December 31, 2000 and 1999 and for each of the three years in the period ended December 31, 2000.

  99.3         Unaudited Consolidated Financial Statements of Lockheed Martin
               IMS Corporation (A Subsidiary of Lockheed Martin Corporation) as of June 30, 2001 and for the six months ended June 30, 2001 and 2000.

  99.4         Unaudited Pro Forma Combined Financial Information